Exhibit 21.1
SUBSIDIARIES OF CONSTELLATION BRANDS, INC.
As of February 28, 2010

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Constellation Wines U.S., Inc.	New York
Tradenames:
3 Blind Moose Cellars
Alice White
Alice White Vineyards
Alice White Winery
Arbor Mist Winery
Ariesse Champagne Cellars
Axia Wine Company
Baron Philippe de Rothschild Imports
Batavia Wine Cellars
Bear Cliff Cellars
Bear Cliff Vineyards
Bedford Company
Belaire Creek Cellars
Bisceglia Brothers Wine Co.
Black Box
Black Box Wines
Blackstone Cellars
Blackstone Winery
Blackstone Winery Sonoma Valley
Blossom Hill Collection
Blossom Hill Vineyards
Blossom Hill Winery
Bottini Cellars
Braidenwood Estates
Bristol Mountain Vineyards
Brook Hollow
California Cellars
Canandaigua West, Inc.
Canandaigua Wine Company
Casata Vineyards
Caves Du Domaine
CB Vineyards
Cellar 77
Cellars Crest Vineyards
Charlemont Vineyards
Chase-Limogere

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Chateau Luzerne Vintners Co.
Chateau Martin Wine Company
Chateau St. Cyr Cellars
Cheval Sauvage
Clos du Bois
Clos du Bois Estate Bottled Wines
Clos du Bois Estate Wines
Clos du Bois Vineyards
Clos du Bois Vineyards & Winery
Clos du Bois Vintners
Clos du Bois Wine Merchants
Clos du Bois Winery
Clos du Bois Winery & Vineyards
Clos due Bois Wines
Club Cellars
Club Import
Coastal Vintners
Constellation Imports
Constellation Wines U.S.
Cooks’ Cellars
Cook’s Champagne Cellars
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribari Winery
CWUS Imports
DC Flynt MW Selections
Deer Valley Coastal Vineyards & Winery
Deer Valley Vineyards
Delicato Cellars
Domaine Vineyards
Dunnewood Vineyards
Dunnewood Vineyards and Winery
Dunnewood Vineyards & Winery
Echo Falls Vineyards
Echo Falls Winery
Echo Grove Cellars
EC Vineyards
Estancia Estate
Estancia Estates
Estancia Winery
Estate Cellars
Excelsior Wine & Spirits
Forsythe Vineyards

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Fox Ridge Cellars
Galleria Champagne Cellars
Global Wine Marketing
Gold Seal Vineyards
Great Western
Great Western Winery
Hartley Cellars
Hayman & Hill
Hayman & Hill Vineyards
Hayman & Hill Wines
Haywood Winery
Heritage House Wine Company
Heritage Village Cellars
Heritage Vineyards
Heublein
Heublein Cellars
Heublein Wines
Hoffman Grove
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Humphrey & Brown International
International Cellars
Italian Swiss Colony
J. Roget Champagne Cellars
Jakes Fault Winery
K Cider Company
K. Cider Co.
Kings Wine Co.
Knapp Cellars
La Terre
La Terre Cellars
La Terre Vineyards
La Terre Winery
Lake Roselle Vineyards
Lakeside Vineyards
Lolonis
Longhorn Vineyards
Madera Wineries & Distilleries
Manischewitz Selections
Manischewitz Vineyards
Manischewitz Wine Company
Marcus James
Marcus James Vineyards

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Masson Vineyards
Medallion Imports
Medallion Wine Imports
Mendocino Canyon
Mendocino Creek
Mendocino Ridge
Mendocino Ridge Winery
Mendocino Vineyards
Merlot Masters
Mission Bell Wines
Monarch Wine Co.
Monarch Wine Importers
Monkey Bay
Monterey Wine Cellars
Moselweinhaus Import Company
Motif Champagne Cellars
Nathanson Creek Cellars
Nathanson Creek Wine Cellar
Nathanson Creek Winery
New York Cellars
Night Harvest Cellars
North Lake Wines
Oak Leaf Cellars
Pastene Wine Cellars
Paul Garrett
Paul Masson
Paul Masson Champagne Cellars
Paul Masson Mountain Vineyards
Paul Masson Pinnacles Vineyards
Paul Masson Pinnacles Vineyards Estate
Paul Masson Sherry Cellars
Paul Masson Vineyards
Paul Masson Vineyards Pinnacles Estate
Paul Masson Winery
Pinnacles Vineyards
Pleasant Valley
Pleasant Valley Wine Co.
Pinesbrook Vineyards
Pol D’Argent Import Company
PWP
R & C Imports
Rex-Goliath Vineyards
Rex-Goliath Winery
Rex-Goliath! Wines

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Richards
Rio Vaca Vineyard
Rio Vaca Vineyards
River Oaks
River Oaks Estate Bottled Wines
River Oaks Estates Vineyards
River Oaks Estates Wines
River Oaks Vineyards
River Oaks Vineyards & Winery
River Oaks Vintners
River Oaks Wine Merchants
River Oaks Winery
River Oaks Winery & Vineyards
River Oaks Wines
Rutherford Estate Cellars
Saint Regis Vineyard
Saint Regis Vineyards
San Marino Wine Cellars
Santa Lucia Winery
Santa Lucia
Santa Lucia Cellars
Santa Lucia Co.
Santa Lucia Company
Santa Lucia Orchard
Santa Lucia Vineyard
Santa Lucia Vineyards
Santa Lucia Wine
Santa Lucia Wine Cellars
Santa Lucia Wines
Sante Vineyards
Satin Rose Wine Co.
Shewan Jones
Simi Winery
Skye’s Hollow Vineyard
Sonoma Vendange
Sonoma Vendange Winery
St. Regis
St. Regis Cellars
St. Regis Vineyards
Ste. Pierre Smirnoff FLS
Steidl Wine Company
Sun Country Cellars
T.J. Swann Wines
Talus

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Talus Cellars
Talus Collection
Talus Vineyards
Talus Winery
Taylor California Cellars
Taylor Country Cellars
Taylor Wine Company
The Great Western Winery
The Jibe
The Jibe Wine Company
The Monterey Vineyard
The San Francisco Wine Merchants
The Seagram Beverage Company
The Seagram Wine Company
The Taylor Wine Company
The Vintners Estates Company
Trader Joe’s
Turner Road Cellars
Turner Road Vintners
Turner Road Vineyards
Turner Road Wines
Twin Fin
Twin Fin Wines
Ukiah Winery
Upper Bay Wine Cellars
Vaca Rio Olivos Vineyards
Vendange Wine Cellars
Via Firenze Vineyards
Vine City Wine Company
White Rock Products
Widmer California Vineyards
Widmer Grape Products Company
Widmer Vineyards
Widmer’s Champagne Cellars
Widmer’s Wine Cellars
Wild Horse
Wild Horse Company
Wild Horse Vineyard
Wild Horse Vineyards
Wild Horse Wine
Wild Horse Wine Cellar
Wild Horse Wine Cellars
Wild Horse Wine Co.
Wild Horse Wine Company

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Wild Horse Winery
Wild Horse Cellars
Wild Horse Co.
Wild Horse Winery and Vineyards
Wild Horse Wines
Wild Punch Co.
Woodbridge Vineyards
Woodbridge Winery
XYZin Winery
Yanqui Wine Cellars
Canandaigua Limited	England and Wales
Canandaigua B.V.	Netherlands
CB International Finance S.A.R.L.	Luxembourg
Constellation Leasing, LLC	New York
Constellation Trading Company, Inc.	New York
3112751 Nova Scotia Company	Nova Scotia
CB Nova Scotia ULC	Nova Scotia
Constellation Canada Limited Partnership	Ontario
The Hogue Cellars, Ltd.	Washington State
Tradenames:
3 Blind Moose Cellars
Big O Wine Company
Buffalo Ridge Wine Cellars
Genesis
Hayman & Hill Wines
Hogue
Hogue Cellars
Hogue Cellars, Ltd.
Horse Heaven Hills Wine
Latitudes Wine Company
Millennium
Olympic Cellars
Pacific Rim Winemakers
Paul Thomas
Peninsula
Pepper Bridge
Pepper Bridge Vineyard
Pontin Del Roza
Redwood Grove
Roza Estates Winery
Salmon Harbor
Salmon Harbor Wine Cellars
Sawtooth Winery
Silver Falls

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Sunridge Winery
The Magnificent Wine Company
Thurston Wolfe Cellars
Washington Vineyards
R.H. Phillips, Inc.	California
Tradenames:
Astoria Wines
Castlerock Vineyard
Country Vintner
Diamond G
Domaine Le Rue
Eaton Dacks
John Westley Wine Co.
L.P.H.
Lauren Cellars
Mario Vincelli Cellars
PFB Cellars
Phillips Wine Company
R.H. Phillips Vineyard
Rainer Wine
S.P.H.
T and S Vineyards
T.S. Vineyards
The R.H. Phillips Cellars
The R.H. Phillips Vineyard
Toasted Head
Vincor USA
Vincor International II, LLC	Delaware
Vincor Holdings, Inc.	Delaware
Vincor Finance, LLC	Delaware
Vincor International Partnership	Nevada
Vincor International Inc.	Canada
Tradenames:
2 Origins Wine Company
Ancient Coast Wines
Braeburn Vintners
Briarstone Vineyards
Brights Wines
California House Vintners
Cartier Beverages
Cartier Wines
Cartier Wines & Beverages
Casabello Wines
Chateau-Gai Wines

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Dark Horse Vineyard
Dumont Vins & Spiriteux
East-West Wines
Entre-lacs Vintners
Growers Cider Co.
Hawthorne Mountain Vineyards
Hydra Beverage Co.
Inniskillin
Inniskillin Okanagan Vineyards
Inniskillin Wines
Jackson-Triggs Estate Wines
Jackson-Triggs Niagara Estate Winery
Jackson-Triggs Vintners
Kumala Wines
Le Clos Jordanne
Le Clos Jordanne Estate Wines
Le Clos Jordanne Wines
London Wines
Naked Grape Wines
Orion Wines
President Champagne Company
Santa Isabela Wines
Sawmill Creek Wines
See Ya Later Ranch
Silverthorne Vintners
Silverthorne Wine Merchants Company
Simply Great Wines
Sola-Nero Wines
Sumac Ridge Estate Winery
TGB International Vintners
The Canada Cooler Company
The Ice Wine Store
Vex Hard Beverage Co.
Vincor
Vincor Canada
Wine-Rack
Vincor (Quebec) Inc.	Quebec
Tradenames:
Atlas Marchands De Vins Depuis 1874
Baron De Rochefort
Bellini
Bodegas Nobella
Caleta Wines
Divin Série Prestige

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Dumont Vins & Spiritueux
Les Grands Classiques Import
Les Vins La Salle
Les Vins Veritas
Nobella
Vino Veritas
Sociedad Vinicala Caballero De Chile Limitada	Chile
Okanagan Vineyards Ltd.	British Columbia
3763820 Canada Limited	Canada
3749495 Canada Limited	Canada
Black Sage Land Ltd.	British Columbia
Inniskillin Wines Inc.	Ontario
Spagnol’s Wine & Beer Making Supplies Ltd.	Canada
Tradenames:
R J Spagnol’s
Spagnol’s
Okanagan Wine Shops Limited[1]	Canada
Osoyoos Larose Estate Winery Ltd.	Ontario
BW Nomineeco Inc.	Ontario
3022374 Canada Inc.	Canada
Vincor International IBC Inc.	Barbados
CBV Canada Holdings Limited	Ontario
Constellation Brands Ireland Limited	Republic of Ireland
Allied Drink Distributors Limited	Republic of Ireland
Constellation International Holdings Limited	New York
Constellation Capital LLC	Delaware
Constellation Wines Japan K.K.	Japan
Ruffino S.r.l.[1]	Italy
Franciscan Vineyards, Inc.	Delaware
Tradenames:
Bernstein Vineyards
Blackstone Cellars
Blackstone Winery
Blackstone Winery Sonoma Valley
Burr Vineyards
California Coast Winery
Carroll Vineyards
Caymus Cellars
Chantree
Clos du Bois
Cuttings Wharf Vineyards
CWUS Imports
DC Flynt MW Selections
Dickerson Vineyard Cellars

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Domaine Madeline
Dreamboat Cellars
Dreamboat Vineyards
Dreamboat Winery
Drylands Wines
Duetto
Eagle Canyon Cellars
Estancia
Estancia Estates
Estancia Vineyards
Franciscan
Franciscan Estate
Franciscan Estate Selections
Franciscan Estate Selections, Ltd.
Franciscan Estate Wine
Franciscan Estate Wine Merchants
Franciscan Oakville Estate
Franciscan Vineyards
Franciscan Vineyards, Inc.
Franciscan Winery
Friars’ Table
FV Reserve
Goldfields
Greenbrier Vineyards
Groth Vineyards
Hayman & Hill Wines
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Icon Estates
J. Emerson
Kim Crawford Wines
Mathis Wine
Maywood
Michael’s
Monte Verde
Moltepulciano
Mt. Veeder Winegrowers
Mt. Veeder Winery
Nap Val Winery
Nobilo Wines
No Wimpy Importers
Oakmont Vineyards
Oakville Estate

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Paso Creek
Peter Mathis Wines
Pickle Canyon Vineyards
Pina Wine Cellars
Pinnacles Estate
Pinnacles Vineyard
Pinnacles Winery
Press Oak Cellars
Press Oak Vineyards
Press Oak Winery
Ravenswood
Ravenswood Winery
Redwood Coast Winery
Redwood Creek Vineyards
Rio Vaca Vineyard
Rio Vaca Vineyards
River Glen Vineyards
Robert Mondavi
Rock Crest
Round Hill Vineyards
Ruby Crest
Ruffino Import Company
Ruffino Imports
Silver Oak Cellars
Simi Winery
Simi Winescapes
Smothers Brothers Wines
Spring Creek Vineyards
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
Tantalus
Toasted Head Winery
Tree Press Cellar
Turquoise Mountain
Turtle Cellars
Vaca Rio Olivos Vineyards
Villa Caporicci
Vina Caliterra
Vino Bambino
Vintage Ink
Wild Cat Cellars

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
William Scheffler Estates
Willow Creek Cellars
Winescapes
Allberry, Inc.	California
Cloud Peak Corporation	California
M.J. Lewis Corp.	California
Mt. Veeder Corporation	California
Franciscan Trio Sub, LLC	Delaware
Triple Wines, LLC	Delaware
Constellation Services LLC	Delaware
Constellation Beers Ltd.	Maryland
Tradenames:
Constellation Services
Constellation Brands of Georgia Inc.	Georgia
Constellation Canada Ltd.	Illinois
Crown Imports LLC[1]	Delaware
Tradenames:
Barton Beers, Ltd.
Consolidated Pacific Brands
Monarch Import Company
ALCOFI Inc.	New York
Spirits Marque One LLC	Delaware
Schenley Distilleries Inc. / Les Distilleries Schenley	Inc. Canada
CBrands Mexico SA de CV	Mexico
Crouton Spirits, LLC[1]	Delaware
Constellation Europe (Holdings) Limited	England and Wales
Stone’s of London Ltd.	England and Wales
Avalon Cellars Limited	England and Wales
Avalon Cellars Two Limited	England and Wales
Constellation Wines Europe Limited	England and Wales
Freetraders Group Limited	England and Wales
Matthew Clark Wholesale Bond Ltd.	England and Wales
Constellation Europe Brands Limited	England and Wales
Constellation Europe Limited	England and Wales
Tradenames:
Stones of London
Stowells
Christopher & Company Ltd.	England and Wales
CWAE Limited	England and Wales
Hudson & Hill Ltd.	England and Wales
Constellation Wines South Africa (pty) Limited	South Africa
Tradenames:
Flagstone
Flagstone Winery

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Constellation Europe 5 Limited	England and Wales
Manor Park Cellars Limited	England and Wales
Taunton Cider	England and Wales
Jamestown Brewing Company Ltd. (The)	England and Wales
Vincor (Nominees) Limited	England and Wales
Vincor U.K. Limited	England and Wales
Western Wines Holdings Limited	England and Wales
Western Wines Limited	England and Wales
Western Wines SA (Pty) Ltd	South Africa
Woolley Duval and Beaufoys Limited	England and Wales
Hertford Cellars Limited	England and Wales
Matthew Clark (Holdings) Limited[1]	England and Wales
Matthew Clark Wholesale Limited[1]	England and Wales
The Wine Studio Limited[1]	England and Wales
Forth Wines Limited[1]	Scotland
CWI Holdings LLC	New York
CBI Australia Holdings Pty Limited (ACN 103 359 299)	Australian Capital Territory
CBI Australia Pty Limited (ACN 103 362 232)	Australian Capital Territory
Constellation Australia Limited (ACN 008 273 907)	South Australia
Tradenames:
Adelaide Commercial Wines
Alice White Vineyards
Bankside Wine Cellars
Banrock Station
Banrock Station Wine and Wetland Centre
Banrock Station Wines
Bay of Fires Wines
Beenak Vineyard
Berri Estate Winery
Berri Estates
Berri Renmano
BRL Hardy Wine Company
Buronga Ridge
Chateau Reynella Wines
Classic Clare Wines
Constellation Wines
Constellation Wines Australia
Constellation Wines Prestige Program
Cradlebrook Vineyards
Emu Wine Company
Fork & Knife
Four Emus
H G Brown Wines

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Hardy Wine Company
Hardys Reynella Winery
Hardys Tintara Cellar Door
Hardys Tintara Winery
Hardys Wines
Houghton Cafe
Houghton Wines
House of Arras
Kelly’s Revenge
Knife & Fork Vineyards
Lauriston Wines
Leasingham Clare Valley Vineyards
Leasingham Wines
Moonah Estate Wines
Moondah Brook Wines
Netley Brook Wines
Omni Wines
Prestige Fine Wines
Provis Vineyard
Renmano Wines
Reynella Wines
Rhine Castle Wines
Siegersdorf Wines
Southern Golden Harvest
Stanley Wines
Starvedog Lane Wine Company
Stonehaven Vineyards
Stonehaven Vineyards Padthaway
Tallimba Grove Estates
The Emu Wine Co
The Federation Wine Company
The Houghton Wine Company
Thomas Hardy & Sons
Tintara Cellar Door
Tintara Winery
Tomahawk Creek Vineyards
Valencia Vineyards
Walter Reynell & Sons
Wigley Reach Vineyard
Winebytes
Yarra Burn
Yarra Burn Bastard Hill Vineyards
Yarra Burn Cellar Door
Yarra Burn Vineyards

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Yarra Burn Winery
Vineyards (Australasia) Pty Ltd	South Australia
BRL Hardy Finance Pty Ltd	South Australia
GSI Holdings Pty Ltd.	New South Wales
Medallion Wine Marketing, Inc.	British Columbia
Barossa Valley Estate Limited[1]	Australia
Brookland Valley Estate Pty Ltd.	Western Australia
Tradename:
Brookland Valley Vineyard
Thomas Hardy Hunter River Pty Ltd	South Australia
The Stanley Wine Company Pty Ltd	South Australia
Houghton Wines (Western Australia) Pty Ltd	Western Australia
Tradename:
Houghton Wines Frankland River Estate
The Western Australia Winegrowers Association Pty Ltd	Western Australia
International Cellars Australia Pty Ltd	Australian Capital Territory
Walter Reynell & Sons Wines Pty Ltd	South Australia
BRL Hardy (Investments) Limited	England and Wales
Nobilo Holdings	New Zealand
Constellation New Zealand Limited	New Zealand
Nobilo Vintners Limited	New Zealand
Valleyfield Vineyard Partnership[1]	New Zealand
Kikowhero Partnership[1]	New Zealand
Kim Crawford Wines Limited	New Zealand
Selaks Wines Limited	New Zealand
Nobilo Wines Limited	New Zealand
National Liquor Distributors Limited	New Zealand
Vincor Australia Pty Ltd	Australia
Goundrey Wines Pty Ltd	Australia
Tradename:
Goundrey Wines Location 10460
Fox River Wines Pty Ltd	Australia
Langton Wines Pty Ltd	Australia
Amberley Estate Pty Ltd	Australia
Tradename:
Amberley Wines
Hardy TransTasman LLP	Australia
The Robert Mondavi Corporation	California
Robert Mondavi Affiliates	California
Tradenames:
Vichon Winery
R.M.E., Inc.	California
Tradenames:
3 Blind Moose

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Alice White
Alice White Winery
Alice White Vineyards
Ariana Cellars
Ariana Vineyards
Ariana Winery
Ariana Wines
Ashley Hill
Astoria Wines
Bear Cliff Cellars
Bear Cliff Vineyards
Black Box
Black Box Wines
Blackstone Cellars
Blackstone Winery
Braidenwood Estates
Canopy Management
Castlerock Vineyard
Charlemont Vineyards
Clos du Bois
Coastal Vintners
Constellation Imports
Constellation Wines U.S.
Country Vintner
CWUS Imports
Diamond G
Domaine LeRue
Dunnewood Vineyards
Eaton Dacks
Echo Falls Vineyards
Echo Grove Cellars
Estrella River Winery
Hayman & Hill
Hayman & Hill Vineyards
Hayman & Hill Wines
Heritage Village Cellars
Heritage Vineyards
Houghton Jack Mann
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
International Cellars
John Westley Wine Co.
L.P.H.

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
La Terre
La Terre Cellars
La Terre Vineyards
La Terre Winery
Laura Bay Wines
Lauren Cellars
Mario Vincelli Cellars
M.C. Negotiants
Monkey Bay
Montpellier Vineyards
Montpellier Winery
Nathanson Creek Cellars
Nathanson Creek Wine Cellar
Nathanson Creek Winery
Oakville Cellars
Oakville Vineyards
PFB Cellars
Prospect Peak Cellars
Ravenswood Winery
R.H. Phillips
Rex-Goliath Vineyards
Rex-Goliath Winery
Rex-Goliath Wines
Robert Mondavi
Robert Mondavi Coastal Winery
Robert Mondavi Coastal
Robert Mondavi Winery — Woodbridge
Robert Mondavi Winery
Robert Mondavi Woodbridge
S.P.H.
Sonoma Vendange
Sonoma Vendange Winery
St. Regis
St. Regis Cellars
St. Regis Vineyards
T and S Vineyards
T.S. Vineyards
Talomas Vineyards
Talus
Talus Cellars
Talus Collection
Talus Vineyards
Talus Winery
The R.H. Phillips Cellars

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
The R.H. Phillips Vineyard
Toasted Head
Toasted Head Vinery
Turner Road Cellars
Turner Road Vineyards
Turner Road Vintners
Turner Road Wines
Twin Fin
Twin Fin Wines
Vendange Wine Cellars
Vincor USA
W.W. Imports
Woodbridge Vineyards
Woodbridge Winery
Robert Mondavi Winery	California
Tradenames:
Blackstone Cellars
Blackstone Winery
California Coast Winery
Canopy Management
Estancia
Estancia Estates
Estancia Vineyards
Estancia Winery
Franciscan
Franciscan Estate
Franciscan Estate Wine Merchants
Franciscan Oakville Estate
Franciscan Vineyards
Franciscan Winery
FV Reserve
Hangtime Cellars
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Icon Estates
La Famiglia
La Famiglia di Robert Mondavi
Mt. Veeder Winegrowers
Mt. Veeder Winery
Oakville Cellars
Paso Creek
Pinnacles Estate
Pinnacles Estates

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Pinnacles Vineyard
Pinnacles Winery
Prospect Peak Cellars
RM Imports
Rio Vaca Vineyard
Rio Vaca Vineyards
Robert Mondavi
Robert Mondavi Coastal
Robert Mondavi Family of Fine Wines
Robert Mondavi Import Co.
Robert Mondavi Imports Co.
Robert Mondavi Imports
Robert Mondavi Selections
Robert Mondavi Winery
Robert Mondavi Woodbridge
Robert Mondavi/Baron Philippe de Rothchild
Spyglass Winery
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
Talomas Vineyards
Vaca Rio Olivos Vineyards
Vichon Cellars
Vichon Winery
Vintage Ink
Wild Horse
Wild Horse Winery
Wild Horse Winery & Vineyard
Wild Horse Winery & Vineyards
Robert Mondavi Export Sales Co.	California
Robert Mondavi Properties, Inc.	California
Robert Mondavi Investments	California
Robert Mondavi Europe GmbH	Germany
Robert Mondavi Imports, Inc.	California
Inversiones RMC Limitada	Chile
Vintage Chips Co.	California
Robert Mondavi Australia Holdings Pty. Ltd.	Australia
Robert Mondavi Australia Pty. Ltd.	Australia
The Robert Mondavi Corporation (DE)	Delaware
Opus One Winery LLC[1]	Delaware
Wicer, LLC[1]	Delaware

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
In addition to the tradenames listed above, which are used by subsidiaries of the registrant, the registrant uses the following tradenames:
Arbor Mist Winery
Aurora Valley Vineyards
Batavia Wine Cellars
Black Velvet Import Co.
Bisceglia Brothers Wine Co.
Bristol Hills Wine Company
Canandaigua Champagne Cellars
Canandaigua Industries Co.
Carolina Wine Co.
Casata Vineyards
Caves du Domaine
Charles Jacquin Vineyards Co.
Chateau Donay Wine Cellars
Chateau Luzerne Vintners Co.
Chateau Martin Company
Chelsea Wine Company
Cisco Wine Company
Classic Marketing Co.
Constellation Spirits
Constellation Wines U.S.
Cook’s Champagne Cellars
Cook’s Sparkling Wine Cellars
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribary Winery
Crystal Wine Cellars
Dixie Wine Company
Dunnewood Vineyards & Winery
Eastern Wine Company
F. Heinrich Wine Cellars
Finger Lakes Wine Company
Franciscan Estates
Gay Page Wine Cellars
Global Wine Co.
Gold Seal Vineyards
Golden Age Wine Cellars
Great Western Winery
Guild Wineries & Distilleries
Hammondsport Wine Company
Italian Swiss Colony
J. Roget Champagne Cellars

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
John MacNaughton Co.
K.C. Arey & Co.
King Solomon Wine Co.
Kings Wine Co.
La Domaine
La Petite Wine Cellars
Lake Island Champagne Cellars
Manischewitz Wine Company
Margo Vintners
Marvino Wine Company
Masada Wine Company
McMaster Import Co.
Medallion Wine Imports
Melody Hill Vintners
Monarch Wine Co.
Monarch Wine Imports
Monte Carlo Champagne Cellars
Moselweinhaus Import Company
Mother Vineyard Wine Co.
Moulin Rouge Champagne Cellars
M-R Champagne Co.
New York State Wine Company
North Lake Wines
Old Rabbinical Bottling Co.
Paul Garrett
Paul Masson Winery
Pol D’Argent Import Company
Premium Champagne Company
Reserve Du Domaine Vineyard
Richards Champagne Cellars
Richards Fils Et Cie Vintners
Richards Wine Company
Satin Rose Wine Co.
Schenley Distributors
Southland Wine Co.
Sun Country Cellars
Taylor California Cellars
Taylor Country Cellars
Taylor Wine Company
The California Cellars of Chase-Limogere
The Great Western Winery
The Taylor Wine Company
The Taylor Wine Company, Inc.
Upper Bay Wine Cellars

SUBSIDIARY	PLACE OF INCORPORATION/FORMATION
Vine Valley Winery
Vineyard to Wine Cellars
Virginia Dare Wine Company
Wheeler Wine Cellars
Widmer’s Wine Cellars
Wild Irish Rose Wine Company
Wilen Brothers Co.
Wilen Wine Co.
Winedale Vineyards
DNA ENTERPRISES
CDB Travel
Notes:

The names of certain subsidiaries are omitted from the above schedule because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.
The tradenames referenced in the above schedule may or may not be names registered with a governmental authority.

[1]	Less than wholly-owned entity; financial results of this entity are not consolidated with those of the registrant.